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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):October 5, 2000

                      Florida East Coast Industries, Inc.
               (Exact name of Registrant as Specified in Charter)

           Florida                      001-08723                 59-2349968
(State or Other Jurisdiction         (Commission File           (IRS Employer
      of Incorporation)                  Number)             Identification No.)

1 Malaga Street
St. Augustine, Florida 32084
(Address of Principal Executive Offices):


Registrant's telephone number, including area code: (904) 829-3421


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


Item 5. Other Events.

Recapitalization

     On October 9, 2000 the recapitalization of Florida East Coast Industries, Inc. ("FECI") and the pro rata spin-off by The St. Joe Company ("St. Joe") of the approximate 54 percent equity interest held by St. Joe in FECI to St. Joe shareholders was completed. Consequently, St. Joe no longer has an equity interest in FECI.

     As part of the recapitalization, St. Joe exchanged all of it shares of FECI common stock for an equal number of shares of FECI Class B common stock ("Class B Common Stock"), which was distributed to St. Joe shareholders on October 9, 2000. Holders of Class B Common Stock have the right to elect, as a class, at least 80% of the FECI Board of Directors. This change permitted the distribution to be tax-free to St. Joe and its shareholders. All shares of FECI common stock, other than the shares of Class B Stock distributed to St. Joe shareholders, have been redesignated as FECI Class A common stock ("Class A Common Stock"). Except with respect to voting rights and with respect to the election or removal of directors, the Class A Common Stock and Class B Common Stock are identical. Stock certificates of FECI common stock outstanding prior to the distribution (excluding the shares held by St. Joe) continue to represent an equal number of shares of Class A Common Stock. No physical exchange of stock certificates is necessary.

Shareholder Rights Plan

     Also on October 9, 2000, in connection with the recapitalization, FECI and First Union National Bank (the "Rights Agent") entered into a Shareholder Rights Agreement (as the same may be amended, the "Rights Plan"), and the FECI Board of Directors declared a dividend of one Right (a "Right") for each share of FECI common stock, including both Class A Common Stock and Class B Common Stock, held of record on of the close of business on October 9, 2000. The Rights Plan is included as an exhibit to the 8-A describing the Rights Plan filed by FECI with the Securities and Exchange Commission (the "SEC") on October 4, 2000 and is incorporated herein by reference.

     The Rights Plan is designed to discourage the unsolicited acquisition of control of FECI through only the purchase of shares of Class B Common Stock and the unsolicited acquisition of a substantial amount of both Class A Common Stock and Class B Common Stock. The Rights Plan does not apply to a takeover proposal, whether or not unsolicited, which treats Class A Common Stock and Class B Common Stock stockholders equally.

     As part of this recapitalization, FECI also adopted a number of corporate governance amendments which, together with the Rights Plan, will make it more difficult for any potential acquirer to take unfair advantage of FECI's new capital structure. The corporate governance amendments are described more fully in the Proxy Statement which was filed by FECI with the SEC on February 2, 2000 and mailed to FECI shareholders on February 4, 2000 in connection with the approval of the recapitalization, and is incorporated herein by reference.

     The threshold percentages for triggering the Rights Plan have been established slightly above the ownership levels of common stock to be held collectively by the Nemours Foundation and the Alfred I. duPont Testamentary Trust after the distribution. These entities are affiliates of St. Joe. As a result of the distribution, the Nemours Foundation and Alfred I. duPont Testamentary Trust beneficially own an aggregate of approximately 38% of the outstanding shares of both Class A Common Stock and Class B Common Stock and 61% of the outstanding shares of Class B common stock.

Investor Presentation

     In connection with the recapitalization and pro rata spin-off of the Class B Common Stock by St. Joe to its shareholders, FECI management conducted investor meetings on October 5 and 6, 2000. During the meetings, FECI management presented slides with certain information relating to FECI's new capital structure and FECI's various business units. For the convenience of investors, the information contained in the slide presentation is reproduced below and the slide presentation has been posted to FECI's corporate website (www.feci.com).

Slide 1:

AT THE CENTER OF GROWTH

(Photo with building, truck, train and fiber optics)

FLORIDA EAST COAST INDUSTRIES
OCTOBER 2000


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


Slide 2:

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" concerning revenues, expenses, earnings, assessments of current industry and market conditions, technology, and prospects for the future. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties which could cause actual results to materially differ from those contained in these forward looking statements, including, but not limited to, the ability to complete systems and expand and enhance its telecommunications network within currently estimated time frames and budgets; the ability to compete effectively in a rapidly evolving and price competitive marketplace and to respond to customer demands and industry changes; the ability to achieve revenues from products and services in the telecommunications business that are in the early stages of development or operation; the ability to manage growth, changes in business strategy, changes in regulations and technological changes, and general economic conditions particularly in the state of Florida. Further information on these risk factors is included in the Company's filings with the Securities and Exchange Commission, including the Company's Form 10-K and most recently filed 10-Q. The Company assumes no obligation to update the information contained in this presentation.


Slide 3:

FLORIDA EAST COAST INDUSTRIES

Headquarters:            St. Augustine, Florida
Exchange:                NYSE: Ticker(s) FLA; FLA.b
Shares Outstanding:      36.4 million
Spin-Off:                Distribution, October 9, 2000

Pre Spin:                St. Joe Corp.            54%
                         Public Shareholders      46%

Post-Spin:               Public Shareholders
                         Class B                  54%

                         Public Shareholders
                         Class A                  46%

Post Spin-Off:           Alfred I. duPont Trust and Nemours Foundation will
                         own 38% of all Shares Outstanding


Slide 4:

(graphic) FLORIDA EAST COAST INDUSTRIES

Florida East Coast Railway, LLC (FECR)
International Transit, Inc. (ITI)
Flagler Development Company (Flagler)
EPIK Communications Incorporated (EPIK)


Slide 5:

A CLIMATE FOR CHANGE

Yesterday

Great Assets - Non Core to St. Joe
Sub Optimal Capital Structure
No Wall Street Research Coverage
Low Trading Volume

(graphic of arrow pointing toward "Today" column)


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


Today

Growth Oriented Management Team
Willingness to Deploy Capital/Leverage
Wall Street Research Visibility
Increased Liquidity

Platform for Growth
(graphic) FLORIDA EAST COAST INDUSTRIES


Slide 6:

INVESTMENT HIGHLIGHTS

Established and Expanding Transportation and Real Estate Businesses

Significant Opportunity in High Growth Telecommunications Sector

Strategically Positioned to Benefit from Florida's Fast Growing Economy and to Access Latin American and Caribbean Markets

Ample Financial Flexibility - No Leverage

Strong Management Team

(graphic) FLORIDA EAST COAST INDUSTRIES


Slide 7:

STRONG MANAGEMENT TEAM

(organizational chart)

Robert W. Anestis
Chairman, CEO & President

Robert F. MacSwain
EVP, President Flagler

Heidi J. Eddins
EVP, Secy & GC

Bohn H. Crain
VP & Treasurer

FECR
John D. McPherson
President

ITI
Tom Connard
President

Flagler
John Carey
Chief Operating Officer

EPIK
John D. Mc Clellan
President

Slide 8:

TRANSPORTATION: FECR AND ITI

FECR
railroad (photo of train)

ITI
trucking (photo of truck)

(graphic) FLORIDA EAST COAST INDUSTRIES

Slide 9:

A STRATEGICALLY LOCATED SYSTEM
(map of State of Florida with the following cities indicated)

FEC Railway: (Cities)
Jacksonville
St. Augustine
Daytona
New Smyrna Beach
Titusville
City Point
Cocoa-Rockledge
Melbourne
Fort Pierce
West Palm Beach
Pompano Beach Ft. Lauderdale
Miami

Seaports: Port of West Palm Beach
Port Everglades
Port of Miami

(Other Cities indicated):
Pensacola
Tallahassee
Orlando
Tampa
Sarasota
Ft. Myers
Naples

I-95: (indicated along coast of Florida)

FLORIDA EAST COAST INDUSTRIES, INC.


Slide 10:

STRATEGIC ADVANTAGES

Unique Franchise
Excellent Physical Plant
Favorable Labor Agreements

(graphic) FEC


Slide 11:

FECR: PERFORMANCE DRIVEN

Locomotive Availability
Slow Orders
Hitch Utilization
Safety & Accident Prevention
ISO 9002 Certification
On Time Service

Operating Ratio
(bar chart with approximate ratios):
1998:      .75
1999:      .745
2000E:     .74

Operating Ratio Adj for Fuel (bar chart with approximate ratios):
1998:      .75
1999:      .745
2000E:    .71
(graphic) FEC


Slide 12:

REDIRECTED FOCUS

(map of States east of the Mississippi River with the following cities indicated)

International Transit Terminal
Cincinnati
Charlotte
Atlanta
Jacksonville
Miami

Direct TL Service Coverage/Intermodal Service
Detroit
Chicago
Cleveland
Columbus
Indianapolis
Richmond
Louisville
Roanoke
Norfolk
Lexington
Raleigh
Nashville
Knoxville
Memphis
Greenville
Spartanburg
Columbia
Birmingham
Macon
Columbus
Montgomery
Albany
Orlando
Tampa
Ft. Lauderdale


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


(graphic) INTERNATIONAL TRANSIT


Slide 13:

PLATFORM FOR GROWTH

New Management Team
Realigned/Centralized Operations
Improved Asset Utilization
Redesigned Owner/Operator Plans

(graphic) INTERNATIONAL TRANSIT


Slide 14:

REAL ESTATE: Flagler

(photo of building)

FLORIDA EAST COAST INDUSTRIES, INC.

(graphic) FLAGLER DEVELOPMENT COMPANY


Slide 15:

(graphic)
FLAGLER DEVELOPMENT CENTER

(map of Florida with graphic stars next to:
Jacksonville
Orlando
Tampa
Ft. Lauderdale
Miami)

Land Portfolio
Entitlements
Building Portfolio

Slide 16:

(graphic) FLAGLER DEVELOPMENT COMPANY

(Four photos of Florida East Coast Industries buildings)


Slide 17:

FLAGLER OPERATING RESULTS

(Bar Chart 1)  Title:  Rental Revenues (Dollars in Millions)

1997:     $38.6
1998:     $45.1
1999:     $50.8

Progress in 2000
Occupancy rates have improved from 89% to 92% over the last year Rental EBITDA has increased 19.4%


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


(Bar Chart 2)   Title: Rental EBITDA

1997:     $23.5
1998:     $27.1
1999:     $32.4

(Bar Chart 3>    Title: Profit from Land/Building Sales

1997:     $4.3
1998:     $5.4
1999:     $21.4

(graphic) FLAGLER DEVELOPMENT COMPANY

Slide 18:

Title: FLAGLER: MAXIMIZE VALUE

"Demand Driven" Development in High Growth Markets
Opportunistic Acquisitions & Sales
Value Creation Through Entitlement Process
Capital Flexibility (No Debt)

(graphic) FLAGLER DEVELOPMENT CENTER

Slide 19:

TELECOMMUNICATIONS: EPIK

(telecommunications: photo of fiber optics)

(EPIK graphic)

Slide 20:

EPIK's "FLORIDA FOOTPRINT" NETWORK

(map of Florida and Georgia (starting with Atlanta)

Atlanta
Tallahassee
Jacksonville
St. Augustine
Daytona Beach
Tampa
Orlando
Melbourne
Ft. Myers
West Palm Beach
Ft. Lauderdale
Miami


(graphic) EPIK COMMUNICATIONS

Network Development
                    Current             2001
Lit Route Miles     450/1,500           1,850
Fiber Miles         170,000             262,000
Long Haul POPs      12                  14
Metro POPs          4                   40
Protected OC-192    2                   3


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


Rings

(bar chart)   Title:  Revenue Backlog

($ in millions)

Dec. 1999           19
March 2000          61
June 2000           75
September 2000      150


Slide 21:

EPIK'S WINNING EQUATION

(Visio chart)

Prime Florida Location
Strong Parent Backing
Low Cost Asset Base
Investment in Best Technologies
Solutions for Carrier Customers
Strong Experienced Team

(EPIK graphic)


Slide 22:

FLORIDA WHOLESALE TRANSPORT MARKET

(chart with upward trend in CAGR of 56% from 1999 to 2004)

CLECS
Internet Services
Wireless Services
International Hub
Sources: Yankee Group, Monitor Company


Slide 23:

NEW INITIATIVES

Collocation
Metro Rings
Wave Services
Internet Services
Fiber Swaps

(EPIK graphic)


Slide 24:

EPIK's INTERNET LEADERSHIP

(AT&T graphic)

(Williams Communications graphic)

(Global Crossing graphic)


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


(360 Networks graphic)

(Cable & Wireless graphic)

(L3 Communications graphic)

EPIK has led the development of the new Internet Network Access Point (NAP) in South Florida

The NAP of the Americas will reinforce Miami's telecom leadership as the world's 5th largest telecom hub

EPIK's leadership of the 60 member NAP consortium is creating long term relationships with industry leaders

(EPIK graphic)


Slide 25:

FIBER SWAPS HAVE GREATLY EXPANDED EPIK's NETWORK

(map of the United States with the following cities indicated:)

Seattle
Portland
Sacramento
San Francisco
Oakland
San Jose
Los Angeles
Denver
Omaha
Kansas City
Amarillo
Dallas
Austin
San Antonio
Des Moines
Chicago
St. Louis
Memphis
New Orleans
Detroit
Indianapolis
Nashville
Chattanooga
Atlanta
Tallahassee
Jacksonville
Daytona Beach
Orlando
Tampa
Miami
Toronto
Albany
Boston
New York
Philadelphia
Baltimore
Washington

(EPIK graphic)


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


Slide 26:

BUILDING A LEADING WHOLESALE CARRIER

EPIK has a strong headstart due to the parent company's unique location and pre-existing assets

Our wholesale strategy enables us to grow rapidly with reduced capital exposure and SG&A burn rate vs. retail players

We are becoming a major player in the Florida marketplace, and our backlog is growing rapidly

We are making sound investments to strengthen our competitive position in the Southeast

We are positioning ourselves to move into higher value added services to ensure future competitive advantage

Our fiber swapping strategy will allow us to extend our fiber footprint at the lowest possible incremental cost


Slide 27:

FINANCIAL HIGHLIGHTS

(graphic) Florida East Coast Industries


Slide 28:

WHERE WE WERE: YEAR ENDED 1999 (Dollars in Millions)

Florida East Coast Industries

Revenue:            $324.3
Operating Income:   $76.31
EBITDA:             $108.81


Transportation
(FECR and ITI)
Revenue:            $190.5
Operating Income:   $40.02
EBITDA:             $57.02

1   Excludes special charge and Corp G&A of $8.2 mm and $7.5mm, respectively.
2   Excludes special charge of $5.5mm.

Real Estate
Revenue:            $128.4
Operating Income:   $34.4
EBITDA:             $49.7

Telecom
Revenue:            $5.4
Operating Income:   $1.9
EBITDA:             $2.1

(graphic) FLORIDA EAST COAST INDUSTRIES


Slide 29:

TRANSPORTATION AND REAL ESTATE DOMINATED THE PORTFOLIO THROUGH 1999

(dollars in millions)

1999 Revenues:      $324.3 1
(pie chart)
Real Estate         39.6%

Telecom             1.7%
Transportation      58.7%

1  Excludes Intersegment Revenues of $4.9 mm

1999 Operating Income    $76.3
(pie chart)
Real Estate              45.1%
Telecom                  2.5%
Transportation           52.4%

1999 EBITDA:             $108.82
(pie chart)
Real Estate              46.8%
Telecom                  1.8%
Transportation           51.4%

2  Excludes special charge of $5.5mm

(graphic) FLORIDA EAST COAST INDUSTRIES


Slide 30:

CONTINUING STRONG RESULTS

10.6 percent growth in 2nd Quarter Railway operating profit (excluding special charges for 1999); quarterly operating ratio continues three-year improvement to 75.7 percent

2nd Quarter Rental revenues rise 18.9 percent at Flagler Development Company

EPIK Communications brings revenue backlog to $150 million

2nd Quarter Trucking revenues up by 7.0 percent with new management team in place at ITI

(graphic) FLORIDA EAST COAST INDUSTRIES


Slide 31:

EPIK WILL BECOME A SIGNIFICANT CONTRIBUTOR

1999 (2 pie charts with Telecom, Real Estate and Transportation 1999 Revenues and EBITDA)

2003+

2 pie charts with Real Estate, Transportation and an increased Telecom presence for 2003+ Revenues and EBITDA

(graphic) FLORIDA EAST COAST INDUSTRIES


Slide 32:

STRONG BALANCE SHEET TO FUND GROWTH

Balance Sheet Data
(Dollar in Millions)

At 6/30/00
Cash and Equivalents     $68.7
Total Assets             959.0
Total Debt               0.0


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


Slide 33:

AT THE CENTER OF GROWTH
(Picture)
FLORIDA EAST COAST INDUSTRIES, INC.

Established and Expanding Transportation and Real Estate Businesses

Significant Opportunity in High Growth Telecommunications Sector

Strategically Positioned to Benefit from Florida's Fast Growing Economy and Access Latin America and Caribbean Markets

Ample Financial Flexibility - No Debt

Strong Management Team


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


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FLORIDA EAST COAST INDUSTRIES, INC.


                                         By: /s/ /s/ Heidi J. Eddins
                                            ---------------------------------
                                            Name:  Heidi J. Eddins
                                            Title: Senior Vice President,
                                                   Secretary and General
                                                   Counsel

October 10, 2000


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